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                                                                    Exhibit 23.1

                    Consent of Independent Registered Public
                                Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 23, 2004, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-120757) and related Prospectus of AlgoRx Pharmaceuticals, Inc. dated December 30, 2004.




                                                           /s/ Ernst & Young LLP


MetroPark, New Jersey
December 30, 2004